As filed with the Securities and Exchange Commission on May 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT - MAY 12, 2000



Commission   Registrant, State of Incorporation      I.R.S. Employer
File Number  Address and Telephone Number           Identification No.
-----------  -------------------------------------  ------------------

0-25595      NIAGARA MOHAWK HOLDINGS, INC.          16-1549726
             (a New York corporation)
             300 Erie Boulevard West
             Syracuse, New York 13202
             Telephone 315-474-1511

1-2987       NIAGARA MOHAWK POWER CORPORATION       15-0265555
             (a New York corporation)
             300 Erie Boulevard West
             Syracuse, New York 13202
             Telephone 315-474-1511

Item 5.  Other Events
---------------------

(a) On May 12, 2000, Niagara Mohawk Power Corporation issued a press release regarding the termination of its June 24, 1999 agreement with AmerGen Energy Co. to sell its ownership of Nine Mile Point Units 1 and 2 nuclear plants (Exhibit No. 99-1).

(b) On May 12, 2000, Niagara Mohawk Power Corporation issued a press release relating to the closing on the sale of its Albany oil and gas-fired electric generation station. See press release attached (Exhibit No. 99-2).

(c) On May 12, 2000, Niagara Mohawk Power Corporation closed on the issuance of $200 million, 8-7/8 percent series senior notes due May
     15, 2007. The senior notes will have an effective rate of 8.919 percent and are optionally redeemable in whole or in part at any time.

Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99-1 - Press release issued on May 12, 2000 regarding the termination of its June 24, 1999 agreement with AmerGen Energy Co. to sell its ownership of Nine Mile Point Units 1 and 2 nuclear plants.

Exhibit No. 99-2 - Press release issued on May 12, 2000 by Niagara Mohawk Power Corporation relating to the closing on the sale of its Albany oil and gas-fired electric generation station.

             NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                       NIAGARA MOHAWK HOLDINGS, INC.
                                       -----------------------------
                                               (Registrant)



Date:  May 15, 2000               By:  /s/Steven W. Tasker
                                       -----------------------------
                                       Steven W. Tasker
                                       Vice President-Controller and
                                       Principal Accounting Officer,
                                       in his respective capacities
                                       as such







                                       NIAGARA MOHAWK POWER CORPORATION
                                       --------------------------------
                                                (Registrant)



Date:  May 15, 2000               By:  /s/Steven W. Tasker
                                       -----------------------------
                                       Steven W. Tasker
                                       Vice President-Controller and
                                       Principal Accounting Officer,
                                       in his respective capacities
                                       as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99-1 - Press release issued on May 12, 2000 regarding the termination of its June 24, 1999 agreement with AmerGen Energy Co. to sell its ownership of Nine Mile Point Units 1 and 2 nuclear plants.

Exhibit No. 99-2 - Press release issued on May 12, 2000 by Niagara Mohawk Power Corporation relating to the closing on the sale of its Albany oil and gas-fired electric generation station.